                      METROPOLITAN LIFE INSURANCE COMPANY
                            SEPARATE ACCOUNT NO. 13S

          INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES

                        Supplement dated December 4, 2009

           To the prospectus dated November 3, 2003 (as supplemented)

            Metropolitan Life Insurance Company (the "Company") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow the Company to remove a variable investment option ("Existing Fund") and substitute a new option ("Replacement Fund") as shown below. The Existing Fund is available under your Policy. The Replacement Fund is a portfolio of Metropolitan Series Fund, Inc. To the extent that a Replacement Fund is not currently available as an investment option under your Policy, such Replacement Fund will be added as an investment option on or before the date of the substitution. Please retain this supplement and keep it with the prospectus.

            To the extent required by law, approval of the proposed substitution is being obtained from the state insurance regulators in certain jurisdictions.

            The Company believes that the proposed substitution is in the best interest of Policy holders. The Replacement Fund will have at least similar investment objectives and policies as the Existing Fund. The Company will bear all expenses related to the substitution, and it will have no tax consequences for you. The Company anticipates that, if such order is granted, the proposed substitution will occur on or about April 30, 2010.

            The proposed substitution and advisers and/or sub-advisers for the above-listed Policy are:

EXISTING FUND AND CURRENT ADVISER (WITH CURRENT           REPLACEMENT FUND AND SUB-ADVISER
SUB-ADVISER AS NOTED)

Janus Aspen Perkins Mid Cap Value Portfolio
(Service Class)                                     ->    Met/Artisan Mid Cap Value Portfolio (Class B)
Janus Capital Management LLC                              Artisan Partners Limited Partnership
(Perkins Investment Management LLC)

Please note that:

      - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

      - The elections you have on file for allocating your account value, premium payments and deductions will be redirected to the Replacement Fund unless you change your elections and transfer your funds before the substitution takes place.

      - You may transfer amounts in your Policy among the variable investment options and the fixed option as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy, subject to the Company's restrictions on transfers to prevent or limit "market timing" activities by Policy owners or agents of Policy owners.

      - If you make one transfer from the above Existing Fund into one or more other subaccounts before the substitution, or from the Replacement Fund after the substitution, any transfer charge that might otherwise be imposed will be waived from the date of this Notice through the date that is 30 days after the substitution.

      - On the effective date of the substitution, your account value in the variable investment option will be the same as before the substitution. However, the number of units you receive in the Replacement Fund will be different from the number of units in your Existing Fund, due to the difference in unit values.

      -     There will be no tax consequences to you.

            In connection with the substitutions, we will send you a prospectus for Metropolitan Series Fund, Inc. as well as notice of the actual date of the substitutions and confirmation of transfers. Please contact your registered representative if you have any questions.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.